Exhibit 99.3
UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
     The following unaudited pro forma condensed combined financial statements have been prepared from the historical financial statements of Ascent Media Corporation (“Ascent Media” or the “Company”) and Monitronics International, Inc. and subsidiaries (“Monitronics”) to give effect to the Company’s proposed sale of the Content Distribution business, the proposed sale of the Creative/Media business and the consummated acquisition of Monitronics (together, the “Transactions”). See Note 1 for further information.
     The unaudited pro forma condensed combined financial statements do not purport to represent, and are not necessarily indicative of, what the Company’s financial position or results of operations would have been had the Transactions occurred on the dates indicated.
     The Company’s fiscal year ends on December 31 and Monitronics’ fiscal year ends on June 30. In order to prepare the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2009, Monitronics’ statement of operations for the six months ended June 30, 2009 (the last six months of Monitronics’ 2009 fiscal year) was combined with Monitronics’ statement of operations for the six months ended December 31, 2009 (the first six months of Monitronics’ 2010 fiscal year). In order to prepare the unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2010, Monitronics’ statement of operations for the six months ended June 30, 2010 (the last six months of Monitronics’ 2010 fiscal year) was combined with Monitronics’ statement of operations for the three months ended September 30, 2010 (the first three months of Monitronics’ 2011 fiscal year). The unaudited pro forma condensed combined statements of income are presented as if the acquisition had occurred on January 1, 2009 and include all adjustments that give effect to events that are directly attributable to the acquisition of Monitronics, are expected to have a continuing impact, and are factually supportable.
     The unaudited pro forma condensed combined balance sheet as of September 30, 2010 combines Ascent Media’s historical unaudited condensed consolidated balance sheet as of September 30, 2010 and Monitronics’ historical unaudited condensed consolidated balance sheet as of September 30, 2010 and is presented as if the acquisition of Monitronics had occurred on September 30, 2010 and includes all adjustments that give effect to events that are directly attributable to the acquisition of Monitronics, and that are factually supportable.
     Although the historical consolidated statements of operations of Monitronics for the fiscal years ended June 30, 2009, and June 30, 2010 have been audited, Monitronics’ historical consolidated statements of operations for the year ended December 31, 2009, and the nine months ended September 30, 2010, that were used in preparing the unaudited pro forma condensed combined statements of operations, have not been audited.
     The unaudited pro forma condensed combined financial statements should be read in conjunction with the Company’s historical consolidated financial statements of Ascent Media, including the related notes, and “Management’s Discussion and Analysis”, and the Monitronics historical consolidated financial statements, including the related notes. The consolidated balance sheets of the Company and its subsidiaries as of December 31, 2009 and 2008, and the related consolidated statements of operations and comprehensive loss, cash flows and stockholders’ equity for the years then ended, along with the related notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” are set forth in the Company’s Current Report on Form 8-K filed December 7, 2010, which is incorporated by reference in this Form 8-K/A. The consolidated balance sheets of Monitronics as of June 30, 2010 and 2009, and the related consolidated statements of operations, shareholders’ net capital (deficiency), and cash flows for each of the three years in the period ended June 30, 2010, along with the related notes, are included as Exhibit 99.1 in this Form 8-K/A. The unaudited interim consolidated financial statements of Monitronics for the three months ended September 30, 2010 and 2009 are included as Exhibit 99.2 in this Form 8-K/A.
     The unaudited pro forma condensed combined statements of operations exclude only the revenues and expenses that are directly attributable to Content Distribution and Creative/Media. As such, the unaudited pro forma condensed combined statements of operations do not reflect a reduction of general corporate expenses or other non-direct costs of the Company which are expected to be reduced as a result of the Transactions.

ASCENT MEDIA CORPORATION AND SUBSIDIARIES
Unaudited Pro Forma Condensed Combined Balance Sheet
At September 30, 2010
(Amounts in thousands)

				Pro Forma before			Pro forma before		Pro forma
				Content	Content		Monitronics		Monitronics
		Creative/Media		Distribution	Distribution		acquisition	Monitronics	acquisition
	As Reported	adjustments		adjustments	adjustments		adjustments	Historical	adjustments		Pro forma
ASSETS
Current assets:
Cash and cash equivalents	$279,023	(51	) A	343,715	(461	) B	452,274	36,101	96,906	K	269,008
		64,743	C		109,020	C			105,000	K
									(413,141	) K
									(5,003	) T
									(2,129	) O
									(1,000	) U
Restricted cash	—	—		—	—		—	53,544	—		53,544
Trade receivables, net	81,848	(58,614	) A	23,234	(13,810	) B	9,424	10,624	—		20,048
Prepaid expenses	10,300	(6,113	) A	4,187	(2,889	) B	1,298	3,224	—		4,522
Deferred income tax assets, net	75	(61	) A	14	(14	) B	—	—	—		—
Income taxes receivable	15,945	—		15,945	229	B	16,174	—	—		16,174
Other current assets	1,657	(1,356	) A	301	(221	) B	80	—	—		80

Total current assets	388,848	(1,452)		387,396	91,854		479,250	103,493	(219,367)		363,376

Investments in marketable securities	96,906	—		96,906	—		96,906	—	(96,906	) K	—
Property and equipment, net	172,903	(53,817	) A	119,086	(56,301	) B	62,785	14,987	3,513	M	81,285
Subscriber accounts	—	—		—	—		—	639,490	149,110	N	788,600
Dealer network	—	—		—	—		—	—	42,300	N	42,300
Deferred financing costs	—	—		—	—		—	27,626	(27,626	) O	2,129
									2,129	O
Goodwill	1,954	(1,954	) A	—	—		—	14,795	(14,795	) L	467,801
									467,801	L
Other assets, net	9,408	(6,748	) A	2,660	(112	) B	2,548	2,973	—		5,521

Total assets	$670,019	(63,971)		606,048	35,441		641,489	803,364	306,159		1,751,012

See accompanying notes to unaudited pro forma condensed combined financial statements.

				Pro Forma before			Pro forma before		Pro forma
				Content	Content		Monitronics		Monitronics
		Creative/Media		Distribution	Distribution		acquisition	Monitronics	acquisition
	As Reported	adjustments		adjustments	adjustments		adjustments	Historical	adjustments		Pro forma
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$19,245	(12,180	) A	7,065	(2,457	) B	4,608	1,788	—		6,396
Accrued payroll and related liabilities	19,822	(13,003	) A	6,819	(2,569	) B	4,250	—	—		4,250
Other accrued liabilities	24,831	(8,013	) A	16,818	(9,027	) B	7,791	19,911	—		27,702
Deferred revenue	9,254	(2,352	) A	6,902	(6,239	) B	663	5,627	—		6,290
Income taxes payable	—	—		—	—		—	2,414	—		2,414
Liabilities related to assets of discontinued operations	774	—		774	—		774	—	—		774

Total current liabilities	73,926	(35,548)		38,378	(20,292)		18,086	29,740	—		47,826

Deferred tax liabilities	1,094	(133	) A	961	(961	) B	—	—	58,608	L	—
									(58,608	) S
Other liabilities	26,893	(9,697	) A	17,196	(8,486	) B	8,710	—	—		8,710
Long-term debt	—	—		—	—		—	844,200	105,000	K	944,197
									(5,003	) T
Fair value of derivative instruments	—	—		—	—		—	77,978	—		77,978

Total liabilities	101,913	(45,378)		56,535	(29,739)		26,796	951,918	99,997		1,078,711

Commitments and contingencies
Stockholders’ Equity:
Series A common stock	136	—		136	—		136	311	(311	) R	136
Series B common stock	7	—		7	—		7	—	—		7
Treasury stock	—	—		—	—		—	(12,037)	12,037	R
Additional paid-in capital	1,467,207	—		1,467,207	—		1,467,207	126,016	(126,016	) R	1,467,207
Accumulated deficit	(894,927)	(19,819	) E	(914,746)	77,498	E	(837,248)	(262,844)	262,844	R	(779,640)
									58,608	S
									(1,000	) U
Accumulated other comprehensive loss	(4,317)	1,226	A	(3,091)	(12,318	) B	(15,409)	—	—		(15,409)

Total stockholders’ equity	568,106	(18,593)		549,513	65,180		614,693	(148,554)	206,162		672,301

Total liabilities and stockholders’ equity	$670,019	(63,971)		606,048	35,441		641,489	803,364	306,159		1,751,012

See accompanying notes to unaudited pro forma condensed combined financial statements.

ASCENT MEDIA CORPORATION AND SUBSIDIARIES
Unaudited Pro Forma Condensed Combined Statement of Operations
For the Nine Months Ended September 30, 2010
(Amounts in thousands)

				Pro Forma					Pro forma
				before					before		Pro forma
				Content	Content				Monitronics		Monitronics
		Creative/Media		Distribution	Distribution		Other		acquisition	Monitronics	acquisition
	As Reported	adjustments		adjustments	adjustments		adjustments		adjustments	Historical	adjustments		Pro forma
Service revenue	$307,433	(212,305	) F	95,128	(78,237	) G	937	I	21,625	210,407	—		232,032
							3,797	J
Rental revenue	—	—		—	—		3,455	H	3,455	—	—		3,455

Net revenue	307,433	(212,305)		95,128	(78,237)		8,189		25,080	210,407	—		235,487

Operating expenses:
Cost of services	223,178	(163,611	) F	59,567	(48,774	) G	937	I	18,473	25,683	—		44,156
							2,946	H
							3,797	J
Selling, general, and administrative	80,813	(46,474	) F	34,339	(9,389	) G	509	H	25,459	40,040	—		65,499
Restructuring charges	2,013	—		2,013	—		—		2,013	—	—		2,013
Gain on sale of operating assets, net	(16)	—		(16)	—		—		(16)	—	—		(16)
Depreciation and amortization	38,483	(19,231	) F	19,252	(16,618	) G	—		2,634	95,600	527	M	118,190
											19,429	N

	344,471	(229,316)		115,155	(74,781)		8,189		48,563	161,323	19,956		229,842
Operating income (loss)	(37,038)	17,011		(20,027)	(3,456)		—		(23,483)	49,084	(19,956)		5,645

Other income:
Interest (expense) income	2,666	—		2,666	—		—		2,666	(43,241)	(3,038	) Q	(43,324)
											289	P
Other (expense) income, net	(1,770)	1,285	F	(485)	441	G	—		(44)	—	—		(44)
Unrealized loss on derivatives	—	—		—	—		—		—	(7,058)	—		(7,058)

	896	1,285		2,181	441		—		2,622	(50,299)	(2,749)		(50,426)

Loss from continuing operations before income taxes	(36,142)	18,296		(17,846)	(3,015)		—		(20,861)	(1,215)	(22,705)		(44,781)
Income tax (expense) benefit from continuing operations	2,331	—		2,331	—		(2,331	) D	—	(1,414)	—		(1,414)

Net loss from continuing operations	$(33,811)	18,296		(15,515)	(3,015)		(2,331)		(20,861)	(2,629)	(22,705)		(46,195)

Basic and diluted per share amounts:
Net loss from continuing operations	$(2.38)												$(3.25)

Weighted average number of common shares	14,194,973												14,194,973
     See accompanying notes to unaudited pro forma condensed combined financial statements.

ASCENT MEDIA CORPORATION AND SUBSIDIARIES
Unaudited Pro Forma Condensed Combined Statement of Operations
For the Year Ended December 31, 2009
(Amounts in thousands)

				Pro Forma					Pro forma
				before					before		Pro forma
				Content	Content				Monitronics		Monitronics
		Creative/Media		Distribution	Distribution		Other		acquisition	Monitronics	acquisition
	As Reported	adjustments		adjustments	adjustments		adjustments		adjustments	Historical	adjustments		Pro forma
Service revenue	$453,681	(300,480	) F	153,201	(106,050	) G	1,308	I	49,462	253,737	—		303,199
							1,003	J
Rental revenue	—	—		—	—		4,893	H	4,893	—	—		4,893

Net revenue	453,681	(300,480)		153,201	(106,050)		7,204		54,355	253,737	—		308,092

Operating expenses:
Cost of services	327,713	(223,554	) F	104,159	(68,410	) G	1,308	I	42,275	30,868	—		73,143
							4,215	H
							1,003	J
Selling, general, and administrative	101,943	(61,970	) F	39,973	(11,738	) G	678	H	28,913	52,631	—		81,544
Restructuring and other charges	7,273	—		7,273	—		—		7,273	—	—		7,273
Gain on sale of operating assets, net	(467)	—		(467)	—		—		(467)	—	—		(467)
Depreciation and amortization	56,778	(28,144	) F	28,634	(24,130	) G	—		4,504	119,553	703	M	153,350
											28,590	N

	493,240	(313,668)		179,572	(104,278)		7,204		82,498	203,052	29,293		314,843
Operating income (loss)	(39,559)	13,188		(26,371)	(1,772)		—		(28,143)	50,685	(29,293)		(6,751)
Other income:
Interest (expense) income	2,660	18	F	2,678	(4	) G	—		2,674	(56,596)	(4,050	) Q	(57,222)
											750	P
Other (expense) income, net	(1,412)	1,964	F	552	623	G	—		1,175	—	—		1,175
Unrealized gain on derivatives	—	—		—	—		—		—	25,346	—		25,346

	1,248	1,982		3,230	619		—		3,849	(31,250)	(3,300)		(30,701)

Income (loss) from continuing operations before income taxes	(38,311)	15,170		(23,141)	(1,153)		—		(24,294)	19,435	(32,593)		(37,452)
Income tax (expense) benefit from continuing operations	(18,533)	—		(18,533)	—		18,533	D	—	(437)	—		(437)

Net income (loss) from continuing operations	$(56,844)	15,170		(41,674)	(1,153)		18,533		(24,294)	18,998	(32,593)		(37,889)

Basic and diluted per share amounts:
Net loss from continuing operations	$(4.04)												$(2.69)

Weighted average number of common shares	14,086,075												14,086,075
See accompanying notes to unaudited pro forma condensed combined financial statements.

ASCENT MEDIA CORPORATION AND SUBSIDIARIES
Notes to Unaudited Pro Forma Condensed Combined Financial Statements
1. Description of Transactions and Basis of Pro Forma Presentation
Content Distribution Sale
On December 2, 2010, Ascent Media entered into a definitive agreement (the “Content Distribution Purchase Agreement”) with Encompass Digital Media, Inc. (“Encompass”), pursuant to which it agreed to sell to Encompass, and Encompass agreed to purchase, 100% of its content distribution business unit (which we refer to as “Content Distribution”), for a purchase price of $113,250,000 in cash, subject to adjustment based on net working capital on the closing date and other balance sheet items, plus the assumption of certain liabilities and obligations relating to the Content Distribution business. The sale of the Content Distribution business is subject to stockholder approval. The Company expects to account for the disposition of the Content Distribution business as a discontinued operation in its consolidated financial statements if shareholder approval for the Content Distribution sale is obtained.
Creative/Media Sale
On November 24, 2010, Ascent Media entered into a definitive agreement (the “Creative/Media Purchase Agreement”) with Deluxe Entertainment Services Group Inc. (“Deluxe”), pursuant to which it agreed to sell to Deluxe, and Deluxe agreed to purchase, 100% of its creative services business unit and 100% of its media services business unit (which we refer to collectively as “Creative/Media”), for an aggregate purchase price of $67,823,000 in cash, subject to adjustments based on net working capital on the closing date and other balance sheet items, plus the assumption of certain capital leases in the amount of $2,177,000. The sale of the Creative/Media business is not subject to stockholder approval. The Company will account for the disposition of the Creative/Media business as a discontinued operation in its consolidated financial statements for the year ended December 31, 2010.
Monitronics Acquisition
On December 17, 2010, the Company signed and closed an agreement to acquire 100% of the outstanding capital stock of Monitronics, through the merger of the Company’s wholly owed subsidiary, Mono Lake Merger Sub, Inc., with and into Monitronics, with Monitronics surviving such merger. The cash consideration paid in connection with the merger was $413,141,000. The Company also assumed $778 million in net debt of Monitronics. In connection with the acquisition, Monitronics International, Inc. entered into a Credit Agreement, which provides a $60,000,000 term loan and a $115,000,000 revolving credit facility. The obligations under the credit facility are secured by a security interest on substantially all the assets of Monitronics International, Inc. and its wholly owned subsidiary, Monitronics Canada, Inc., as well as a pledge by Ascent Media Corporation of all outstanding stock of Monitronics. Ascent Media Corporation has guaranteed payment of the term loan up to the first $30,000,000 of obligations thereunder. At closing, Monitronics borrowed the full amount of the term loan and $45,000,000 under the revolving credit facility, for total initial borrowings under the credit facility of $105,000,000. The proceeds of such loans, after repayment of $5,000,000 outstanding under a previously existing credit facility, and payment of certain fees and expenses relating to the credit facility, were used to fund a portion of the aggregate merger consideration payable in connection with the acquisition of Monitronics. The remaining cash consideration paid was funded by cash on hand and proceeds from the sale of marketable securities.
The allocation of the purchase price in the Monitronics acquisition to the assets acquired and liabilities assumed from Monitronics is based on preliminary estimates and assumptions. In addition, the Company is in the process of assessing the useful lives and appropriate amortization methods for the identifiable intangible assets that were acquired from Monitronics. These estimates and assumptions are subject to future adjustments upon completion of the valuation of Monitronic’s assets and liabilities and these valuations could change significantly from those used in the unaudited pro forma condensed combined financial statements.
Basis of Presentation
The unaudited pro forma condensed combined balance sheet as of September 30, 2010 gives effect to the Transactions as if they occurred on that date. The unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2010, and the year ended December 31, 2009, give effect to the Transactions as if they occurred on January 1, 2009.
The accompanying unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2010 and for the year ended December 31, 2009 do not reflect any gain or loss on sale from the Transactions. The estimated after tax gain on the sale on the Content Distribution business and the estimated after tax loss on the sale of the Creative / Media business are included as an adjustment to equity in the accompanying unaudited pro forma combined balance sheet as of September 30, 2010.
Pro Forma Footnotes
A	Reflects the adjustments to the Company’s historical combined balance sheet for the Creative/Media assets and liabilities to be sold under the Creative/Media Purchase Agreement.

B	Reflects the adjustments to the Company’s historical combined balance sheet for the Content Distribution assets and liabilities to be sold under the Content Distribution Purchase Agreement.

C	Reflects the adjustments to cash and cash equivalents related to the adjusted net cash proceeds of the sales of the Creative/Media and Content Distribution businesses as follows (amounts in thousands):

		Content
	Creative/Media	Distribution
Base Purchase Price per agreement	$70,000	$113,250
Capital Lease assumed in purchase	(2,177)	—

	67,823	113,250
Other purchase price adjustments	(1,170)	(1,695)

Adjusted purchase price	66,653	111,555
Estimated transaction costs	(1,910)	(2,535)

Adjusted net cash proceeds	$64,743	109,020

D	Reflects an adjustment to income taxes. The Company does not anticipate that its remaining results of operations will generate any tax liability or benefit for the periods presented.

E	Reflects an estimated loss, net of tax, on the sale of the Creative/Media business and an estimated gain, net of tax, on the sale the Content Distribution business. The Company does not anticipate any income tax liability as a result of these transactions due to the availability of net operating loss carryforwards.

The estimated net loss on the sale of the Creative/Media business is computed as follows (amounts in thousands):

Creative/ Media
Adjusted net cash proceeds	$64,743

Total assets transferred (see Note A)	128,714
Total liabilities and accumulated other comprehensive income (“AOCI”) assumed (see Note A)	(44,152)

84,562

Pre-tax loss on sale	(19,819)
Income taxes on loss	—

Net loss on sale of Creative/Media business	$(19,819)

The estimated net gain on the sale of the Content Distribution business is computed as follows:

Content Distribution
Adjusted net cash proceeds	$109,020
Total assets transferred (see Note B)	73,579
Total liabilities and AOCI assumed (see Note B)	(42,057)

31,522

Pre-tax gain on sale	77,498
Income taxes on gain	—

Net gain on sale of Content Distribution business	$77,498

F	Reflects adjustments to remove the results of operations directly attributable to the Creative/Media business that is being sold. Such pro forma adjustments do not include general corporate expenses or other non-direct costs incurred by Ascent Media on behalf of the Creative/Media business.

G	Reflects adjustments to remove the results of operations directly attributable to the Content Distribution business that is being sold. Such pro forma adjustments do not include general corporate expenses or other non-direct costs incurred by Ascent Media on behalf of the Content Distribution business.

H	Reflects adjustments to reclassify rent paid by the Creative/Media and Content Distribution businesses to rental revenue for facilities that are owned by Ascent Media. Both the Creative/Media and Content Distribution businesses have operating leases with Ascent Media to lease facilities to conduct their operations. These facilities are not included in the sale of the Creative/Media or Content Distribution businesses.

I	Reflects the elimination of intercompany transactions between the Creative/Media and Content Distribution businesses.

J	Reflects adjustments to reclassify intercompany purchases made by the Creative/Media and Content Distribution businesses to service revenue of the remaining Ascent Media businesses.

K	Reflects the sources of the $413,141,000 cash consideration paid for the Monitronics acquisition, as follows (amounts in thousands):

Proceeds from long-term debt:
Term loan	$60,000
Revolving credit facility	45,000

Total proceeds from long-term debt	105,000

Proceeds from cash on hand	211,235
Proceeds from sale of marketable securities	96,906

Cash consideration paid for Monitronics acquisition	$413,141

L	Reflects the elimination of Monitronics’ historical goodwill balance of $14,795,000 and the establishment of goodwill arising from Ascent Media’s purchase of Monitronics. Under the acquisition method of accounting, the purchase price has been allocated to Monitronics’ tangible and identifiable intangible assets acquired and liabilities assumed based on preliminary estimates of fair value. The sum of the purchase price and the estimated fair value of the net liabilities assumed is recorded as goodwill. The purchase price of Monitronics has been allocated on a preliminary basis as follows (amounts in thousands):

Cash consideration paid	$413,141

Estimated fair value of assets acquired and liabilities assumed:
Subscriber accounts	$788,600
Property and equipment	18,500
Dealer network, net	42,300
Other assets acquired, net	76,726
Monitronics debt assumed	(844,200)
Deferred tax liability	(58,608)
Derivative instruments	(77,978)

Subtotal of estimated fair value of net liabilities assumed	$(54,660)

Goodwill	$467,801

M	Reflects the fair value adjustments for property plant and equipment and adjustments for additional depreciation expense, as follows (amounts in thousands):

				Additional pro forma
				depreciation expense
				For the nine months	For the twelve
		Fair value	Remaining useful	ended September 30,	months ended
Historical amounts	Fair value	adjustment	lives	2010	December 31, 2009
$14,987	$18,500	$3,513	5 years	$527	$703
N	Reflects the fair value adjustments for identifiable intangible assets and adjustments for additional amortization expense, as follows ($ amounts in thousands):

						Additional pro forma
						amortization expense
						For the nine months	For the twelve
			Fair value	Remaining useful		ended September 30,	months ended
	Historical amounts	Fair value	adjustment	lives		2010	December 31, 2009
Subscriber accounts	$639,490	$788,600	$149,110	10 years	*	$13,084	$20,130

Dealer network	—	42,300	42,300	5 years		6,345	8,460

Total	$639,490	$830,900	$191,410			$19,429	$28,590

*	Subscriber accounts are amortized over a period of 10 years using an accelerated amortization method. The Company’s calculation of pro forma amortization expense is based on accelerated amortization rates applied to the fair value adjustment as follows ($ amounts in thousands):

	For the nine months	For the twelve
	ended September 30,	months ended
	2010	December 31, 2009
Amortization rate	11.7%	13.5%

Incremental pro forma amortization expense	$13,084	$20,130
O	Reflects the elimination of Monitronics’ historical unamortized deferred financing costs of $27,626,000 and the payment of debt issuance costs of $2,129,000 incurred in connection with the new Credit Agreement.

P	Reflects the elimination of Monitronics’ interest expense related to the amortization of historical deferred financing costs. This adjustment also reflects interest expense related to the amortization of deferred financing costs incurred in connection with the new Term Loan and Revolving Credit Facility over the term of the debt, as follows (amounts in thousands):

	Interest Expense
	For the nine	For the twelve
	months ended	months ended
	September 30, 2010	December 31, 2009
Monitronics historical amortization of deferred financing costs	$(821)	$(1,460)

Amortization of deferred financing costs related to the Term Loan and Credit Facility	532	710

Pro forma decrease to interest expense	$(289)	$(750)
Q	Reflects interest expense on the new term loan and revolving credit facility, as follows (amounts in thousands):

			Pro forma interest expense
			For the nine months	For the twelve
			ended September 30,	months ended
	Face Amount	Interest Rate	2010	December 31, 2009
Term Loan	$60,000	3.75%	$1,688	$2,250
Revolving Credit Facility	$45,000	4.00%	$1,350	$1,800

Total	$105,000		$3,038	$4,050

R	Reflects the elimination of Monitronics’ historical shareholders’ net deficiency.

S	Reflects an adjustment to the Company’s valuation allowance on its net deferred tax assets which decreased as a result of the $58,608,000 deferred tax liability that was recorded in the preliminary acquisition accounting for the Monitronics acquisition.

T	Reflects $5,003,000 of principal and interest on Monitronics’ revolving credit facility repaid in connection with the Monitronics acquisition.

U	Reflects the cash impact of Ascent’s estimated transaction costs of $1,000,000 related to the Monitronics acquisition. No pro forma adjustments for transaction costs have been reflected in the unaudited pro forma condensed combined statement of operations since these transaction costs are not expected to have recurring impact.